UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

August 6, 2012

____________________________

GROWLIFE, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

0-50385 (Commission File Number)		84-1588927 (IRS Employer Identification No.)
717 E. Gardena Blvd. Gardena, California 90248 (Address of Principal Executive Offices and zip code)

(818) 992-0200

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 6, 2012, Phototron Holdings, Inc. (the “Company”) merged GrowLife, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, with and into the Company pursuant to the Certificate of Ownership and Merger filed with the Delaware Secretary of State on July 25, 2012 to be effective August 6, 2012. As a result of the merger, the Company’s corporate named changed from Phototron Holdings, Inc. to GrowLife, Inc.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit

Number Description

3.1 Certificate of Ownership and Merger merging GrowLife, Inc. with and into Phototron Holdings, Inc.

99.1 Press Release issued by GrowLife, Inc. on August 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GrowLife, Inc.

Date: August 8, 2012 By:

/s/ Sterling C. Scott

Sterling C. Scott

Chief Executive Officer

EXHIBIT INDEX

Exhibit Number Description of Exhibit

3.1	Certificate of Ownership and Merger merging GrowLife, Inc. with and into Phototron Holdings, Inc.

99.1	Press Release issued by GrowLife, Inc. on August 6, 2012.